Exhibit 99.1

Harrow Announces Fourth-Quarter and Year-End 2024 Audited Financial Results

Fourth-Quarter, Full-Year 2024, and Recent Highlights:

●	Record revenues of $66.8 million for Q4 2024, an 84% increase over Q4 2023
●	Revenues of $199.6 million for FY 2024, a 53% increase over FY 2023
●	GAAP net income of $6.8 million for Q4 2024, for a GAAP net loss of $(17.5) million for FY 2024
●	Adjusted EBITDA of $22.5 million for Q4 2024, leading to Adjusted EBITDA of $40.3 million for FY 2024
●	IHEEZO® unit demand and VEVYE® prescriptions for Q4 2024 each increased over 40% over Q3 2024
●	VEVYE® Access for All program expected to drive continued market share expansion in 2025
●	TRIESENCE® transitional pass-through approved, significantly increasing addressable market opportunity

NASHVILLE, Tenn., March 27, 2025 – Harrow (Nasdaq: HROW), a leading North American eyecare pharmaceutical company, announced results for the fourth quarter and year ended December 31, 2024. The Company also posted its fourth quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period and future expectations for the business.

“Our stellar fourth-quarter performance, including an 84% year-over-year increase in revenues to a record $66.8 million, marked the end of a monumental year for Harrow, with 2024 revenues rising 53% over 2023 to $199.6 million,” said Mark L. Baum, Chief Executive Officer of Harrow. “This strong finish, driven by over 40% quarter-over-quarter growth in both IHEEZO unit demand and VEVYE prescriptions, showcases market uptake for our expanding portfolio and the overall success of the Harrow team. We expect our momentum to continue in 2025, particularly in the second half, as the recently announced VEVYE Access for All program gains traction – accelerating market share capture, expanding commercially covered prescriptions, and bolstering prescriber confidence by ensuring their patients can affordably start treatment with VEVYE, regardless of insurance status. Meanwhile, in addition to our success in stabilizing the supply chain for TRIESENCE, the Centers for Medicare & Medicaid Services recently approved our transitional pass-through application, significantly increasing its addressable market. This terrific news should add fuel to our commercial efforts concurrent with our development of a next-generation version of this high-value and high-trust product. Because we remain at the initial stages of market penetration for our core products, we expect revenue growth in these cornerstone products for years to come.”

Baum added, “We continue to review new ways to better serve our customers and leverage our commercial infrastructure by adding attractive low-risk, high-return products. This includes product candidates we have been quietly nurturing internally, which we expect to discuss in more detail later this year; those being brought to us by third parties; and those in which we already have a stake, such as the MELT-300 program. Finally, Harrow stockholders should know that while we expect normal seasonal revenue fluctuations, we are confident in the remainder of 2025, as demonstrated by our 2025 revenue guidance of ‘more than $280 million,’ representing an increase over 2024 revenue of more than 40% in annual revenues.”

Fourth-quarter and year-end 2024 figures of merit:

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Total revenues	$66,831,000	$36,355,000	$199,614,000	$130,193,000
Gross margin	79%	69%	75%	70%
Core gross margin(1)	84%	75%	80%	77%
Net income (loss)	6,777,000	(9,148,000)	(17,481,000)	(24,411,000)
Core net income (loss)(1)	11,366,000	(7,016,000)	(2,089,000)	(11,512,000)
Adjusted EBITDA(1)	22,489,000	2,563,000	40,327,000	28,119,000
Net income (loss) per share:
Basic	0.19	(0.26)	(0.49)	(0.75)
Diluted	0.24	(0.26)	(0.49)	(0.75)
Core net income (loss) per share:(1)
Basic	0.32	(0.20)	(0.06)	(0.35)
Diluted	0.40	(0.20)	(0.06)	(0.35)

(1)	Core gross margin, core net income (loss), core basic and diluted net income (loss) per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

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Harrow Announces Fourth-Quarter and Year-End 2024 Financial Results

March 27, 2025

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast tomorrow morning, Friday, March 28, 2025, at 8:00 a.m. Eastern time to discuss the fourth-quarter and year-end 2024 results and provide a business update. Participants can access the live conference call via webcast on the “Investors” page of Harrow’s website. To participate via telephone, please register in advance using this link. Upon registration, all telephone participants will receive a confirmation email with detailed instructions, including a unique dial-in number and PIN, for accessing the call. A replay of the conference call webcast will be archived on the Company’s website for one year.

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic pharmaceutical products for the North American market. Harrow helps eyecare professionals preserve the gift of sight by making its portfolio of pharmaceutical products accessible and affordable to millions of patients each year. For more information about Harrow, please visit harrow.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration relating to compliance and quality plans at our outsourcing facility in New Jersey; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Fourth-Quarter and Year-End 2024 Financial Results

March 27, 2025

HARROW, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2024	December 31, 2023
	(unaudited)
ASSETS
Cash and cash equivalents	$47,247,000	$74,085,000
All other current assets	142,404,000	65,397,000
Total current assets	189,651,000	139,482,000
All other assets	199,320,000	172,682,000
TOTAL ASSETS	$388,971,000	$312,164,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$91,343,000	$49,344,000
Loans payable, net of unamortized debt discount	219,539,000	185,885,000
All other liabilities	8,792,000	6,524,000
TOTAL LIABILITIES	319,674,000	241,753,000
TOTAL STOCKHOLDERS’ EQUITY	69,297,000	70,411,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$388,971,000	$312,164,000

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Total revenues	$66,831,000	$36,355,000	$199,614,000	$130,193,000
Cost of sales	14,135,000	11,302,000	49,245,000	39,640,000
Gross profit	52,696,000	25,053,000	150,369,000	90,553,000
Selling, general and administrative	34,789,000	26,212,000	129,064,000	83,090,000
Research and development	4,755,000	3,336,000	12,230,000	6,652,000
Impairment of long-lived assets	253,000	380,000	253,000	380,000
Total operating expenses	39,797,000	29,928,000	141,547,000	90,122,000
Income (loss) from operations	12,899,000	(4,875,000)	8,822,000	431,000
Total other expense, net	(6,636,000)	(4,808,000)	(26,142,000)	(24,141,000)
Income tax benefit (expense)	514,000	535,000	(161,000)	(701,000)
Net income (loss) attributable to Harrow, Inc.	$6,777,000	$(9,148,000)	$(17,481,000)	$(24,411,000)
Net income (loss) per share:
Basic	$0.19	$(0.26)	$(0.49)	$(0.75)
Diluted	$0.24	$(0.26)	$(0.49)	$(0.75)

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2024	2023
Net cash (used in) provided by:
Operating activities	$(22,202,000)	$3,840,000
Investing activities	(33,164,000)	(152,553,000)
Financing activities	28,528,000	126,528,000
Net change in cash and cash equivalents	(26,838,000)	(22,185,000)
Cash and cash equivalents at beginning of the period	74,085,000	96,270,000
Cash and cash equivalents at end of the period	$47,247,000	$74,085,000

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Harrow Announces Fourth-Quarter and Year-End 2024 Financial Results

March 27, 2025

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net income (loss), for the three months and year ended December 31, 2024 and for the same periods in 2023:

HARROW, INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
GAAP net income (loss)	$6,777,000	$(9,148,000)	$(17,481,000)	$(24,411,000)
Stock-based compensation and expenses	4,794,000	4,175,000	17,619,000	15,696,000
Impairment of intangible assets	253,000	380,000	253,000	380,000
Interest expense, net	6,375,000	5,124,000	22,786,000	21,324,000
Income tax (benefit) expense	(514,000)	(535,000)	161,000	701,000
Depreciation	468,000	435,000	1,850,000	1,530,000
Amortization of intangible assets	4,075,000	2,448,000	11,783,000	10,082,000
Investment (income) loss, net	-	(416,000)	3,171,000	(3,092,000)
Loss on disposal of equipment	-	146,000	-	168,000
Other expense (income), net	261,000	(46,000)	185,000	5,741,000 (1)
Adjusted EBITDA	$22,489,000	$2,563,000	$40,327,000	$28,119,000

(1)	Includes $5,465,000 for the loss on extinguishment of debt.

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Harrow Announces Fourth-Quarter and Year-End 2024 Financial Results

March 27, 2025

Core Results

Harrow Core Results, including core gross margin, core net income (loss), and core basic and diluted income (loss) per share exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (FVPL), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In certain periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three months and year ended December 31, 2024 and for the same periods in 2023:

For the Three Months Ended December 31, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Impairments	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$52,696,000	$3,622,000	$-	$-	$-	$56,318,000
Gross margin	79%					84%
Operating income	12,899,000	4,075,000	253,000	-	-	17,227,000
Income before taxes	6,263,000	4,075,000	253,000	-	261,000	10,852,000
Taxes	514,000	-	-	-	-	514,000
Net income	6,777,000	4,075,000	253,000	-	261,000	11,366,000
Income per share ($)(1):
Basic	0.19					0.32
Diluted	0.24					0.40
Weighted average number of shares of common stock outstanding:
Basic	35,807,767					35,807,767
Diluted	28,317,740					28,317,740

For the Year Ended December 31, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Impairments	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$150,369,000	$10,093,000	$-	$-	$-	$160,462,000
Gross margin	75%					80%
Operating income	8,822,000	11,783,000	253,000	-	-	20,858,000
(Loss) income before taxes	(17,320,000)	11,783,000	253,000	3,171,000	185,000	(1,928,000)
Tax expense	(161,000)	-	-	-	-	(161,000)
Net (loss) income	(17,481,000)	11,783,000	253,000	3,171,000	185,000	(2,089,000)
Basic and diluted loss per share ($)(1)	(0.49)					(0.06)
Weighted average number of shares of common stock outstanding, basic and diluted	35,650,714					35,650,714

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Harrow Announces Fourth-Quarter and Year-End 2024 Financial Results

March 27, 2025

For the Three Months Ended December 31, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Impairments	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$25,053,000	$2,140,000	$-	$-	$-	$27,193,000
Gross margin	69%					75%
Operating (loss) income	(4,875,000)	2,448,000	-	-	-	(2,427,000)
(Loss) income before taxes	(9,683,000)	2,448,000	-	(416,000)	100,000	(7,551,000)
Tax benefit	535,000	-	-	-	-	535,000
Net (loss) income	(9,148,000)	2,448,000	-	(416,000)	100,000	(7,016,000)
Basic and diluted loss per share ($)(1)	(0.26)					(0.20)
Weighted average number of shares of common stock outstanding, basic and diluted	35,353,848					35,353,848

For the Year Ended December 31, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Impairments	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$90,553,000	$9,314,000	$-	$-	$-	$99,867,000
Gross margin	70%					77%
Operating income	431,000	10,082,000	-	-	-	10,513,000
(Loss) income before taxes	(23,710,000)	10,082,000	-	(3,092,000)	5,909,000	(10,811,000)
Tax expense	(701,000)	-	-	-	-	(701,000)
Net (loss) income	(24,411,000)	10,082,000	-	(3,092,000)	5,909,000	(11,512,000)
Basic and diluted loss per share ($)(1)	(0.75)					(0.35)
Weighted average number of shares of common stock outstanding, basic and diluted	32,616,777					32,616,777

(1)	Core basic and diluted income (loss) per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted income (loss) per share also contemplates dilutive shares associated with equity-based awards as described in Note 2 and elsewhere in the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

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